SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant      [X]
Filed by a Party other than the Registrant      [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement     [ ] Confidential, For Use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12


                    MEVC DRAPER FISHER JURVETSON FUND I, INC.
                               (D/B/A MVC CAPITAL)
                (Name of Registrant as Specified In Its Charter)


      (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1)and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials:


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:


(2) Form, Schedule or Registration Statement No.:


(3) Filing Party:


(4) Date Filed:

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MARCH 29, 2004

                    MEVC DRAPER FISHER JURVETSON FUND I, INC.


     NOTICE IS HEREBY GIVEN that the annual meeting (the "Meeting") of the stockholders of meVC Draper Fisher Jurvetson Fund I, Inc. (d/b/a MVC Capital) (the "Fund") will be held at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, NY 10022, on March 29, 2004, 10:00 a.m. (Eastern time) for the following purposes:

         1. to elect five nominees to serve as members of the Board of Directors of the Fund;

         2. to approve an amendment to the Fund's Certificate of Incorporation changing the name of the Fund from "meVC Draper Fisher Jurvetson Fund I, Inc." to "MVC Capital, Inc."; and

         3. to transact such other business as may properly come before the meeting or any adjournment thereof.

     These items are discussed in greater detail in the Proxy Statement attached to this Notice. Stockholders of record at the close of business on January 30, 2004 are entitled to receive notice of and to vote at the Meeting. Each stockholder is invited to attend the Meeting in person. If you cannot be present at the Meeting, we urge you to mark, sign, date and promptly return the enclosed Proxy Card so that the Meeting can be held and a maximum number of shares may be voted. If you received more than one Proxy Card, please be sure to mark, sign, date and return each one.

     IT IS IMPORTANT THAT PROXY CARDS BE RETURNED PROMPTLY.

     IF YOU DO NOT EXPECT TO ATTEND THE MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN WITHOUT DELAY THE ENCLOSED PROXY CARD(S) IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXY CARD(S) ARE SET FORTH AT THE END OF THE ATTACHED PROXY STATEMENT. INSTRUCTIONS FOR TELEPHONE AND INTERNET VOTING (WHICH MAY BE AVAILABLE TO YOU) ARE SET FORTH ON THE ENCLOSED PROXY CARD.

     A PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE FUND AT ANY TIME BEFORE THE PROXY IS EXERCISED OR BY VOTING IN PERSON AT THE MEETING.


By Order of the Board of Directors,

Michael Tokarz
CHAIRMAN

February 26, 2004
Riverview at Purchase
287 Bowman Avenue
3rd Floor
Purchase, NY  10577

                         ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                    MEVC DRAPER FISHER JURVETSON FUND I, INC.


                                 MARCH 29, 2004

                              RIVERVIEW AT PURCHASE
                                287 BOWMAN AVENUE
                                    3RD FLOOR
                            PURCHASE, NEW YORK 10577
                                 (212) 687-8080


                                 PROXY STATEMENT


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of meVC Draper Fisher Jurvetson Fund I, Inc. (the "Fund") for use at the annual meeting of the stockholders of the Fund (the "Meeting"), to be held at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, NY 10022, on March 29, 2004, 10:00 a.m. (Eastern time), and at any adjournment thereof. This Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, and the enclosed Proxy Card(s) are expected to be mailed on or about February 26, 2004.

     A Proxy Card that is properly executed and returned to the Fund prior to the Meeting will be voted as provided therein at the Meeting and at any adjournment thereof. A stockholder executing and returning a Proxy Card has the power to revoke it at any time before it is exercised by giving written notice of such revocation to the Chairman of the Fund (the "Chairman"). Signing and mailing a Proxy Card will not affect your right to give a later proxy or to attend the Meeting and vote your shares in person.

     The Board intends to bring before the Meeting two proposals that are set forth in the Notice of Annual Meeting of Stockholders and are described in this Proxy Statement. The persons named as proxies on the enclosed Proxy Card will vote all shares represented by proxies in accordance with the instructions of stockholders as specified on the Proxy Card. If no instruction is specified, shares will be voted: (i) to elect each nominee to serve as a member of the Board (Proposal 1); (ii) FOR the proposal to amend the Fund's Certificate of Incorporation (Proposal 2); and (iii) in the discretion of the proxies, on any other matter which may properly come before the Meeting or any adjournment thereof.

     In addition to soliciting proxies by mail, officers or employees of the Fund may solicit proxies by telephone, telegraph or in person, without special compensation.

     Most beneficial owners whose shares are held in street name will receive voting instruction forms from their banks, brokers or other agents, rather than the Fund's Proxy Card. A number of banks and brokerage firms are participating in a program that offers a means to grant proxies to vote shares via the Internet or by telephone. If your shares are held in an account with a bank or broker participating in this program, you may grant a proxy to vote those shares via the Internet or telephonically by using the web site or telephone number shown on the instruction form provided to you by your broker or bank.

     Only stockholders of record at the close of business on January 30, 2004 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. On the Record Date, 12,293,042 shares of the Fund were outstanding.

     Each stockholder of record on the Record Date is entitled to one vote for each share held.

     In the event that a quorum is not present at the Meeting or at any adjournment thereof, or in the event that a quorum is present at the Meeting but sufficient votes to approve one or more of the proposals are not received, one or more adjournments of the Meeting may be proposed to permit further solicitation of proxies. A stockholder vote may be taken with respect to the Fund on some or all matters before any such adjournment if a quorum is present and sufficient votes have been received for approval. Any adjournment will require the affirmative vote of a majority of the shares represented at the Meeting in person or by proxy.

     THE FUND HAS ENCLOSED A COPY OF THE FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED OCTOBER 31, 2003 WITH THIS PROXY STATEMENT. PLEASE KEEP THE ANNUAL REPORT FOR YOUR FUTURE REFERENCE. ADDITIONAL COPIES OF THE ANNUAL REPORT MAY BE OBTAINED BY WRITING TO THE FUND AT RIVERVIEW AT PURCHASE, 287 BOWMAN AVENUE, 3RD FLOOR, PURCHASE, NEW YORK 10577, OR BY CALLING THE FUND AT (212) 687-8080. THE FUND'S NEXT QUARTERLY REPORT ON FORM 10-Q IS SCHEDULED TO BE FILED WITH THE SEC ON OR BEFORE MARCH 16, 2004.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     At the Meeting, stockholders will vote on a proposal to elect five nominees to serve as Directors of the Fund. The nominees include Emilio Dominianni, Robert S. Everett, Gerald Hellerman, Robert C. Knapp and Michael Tokarz.

     Each nominee currently is a member of the Board, except for Mr. Everett. Mr. Everett was elected as Director at the Fund's February 28, 2003 Annual Meeting of Stockholders (the "2003 Annual Meeting"), but declined to serve as Director because he was appointed to serve as interim Chief Executive Officer of the Fund. Mr. Everett resigned as interim Chief Executive Officer of the Fund in November 2003, as a result of Mr. Tokarz's appointment as Chairman, the senior executive officer of the Fund.

     Three members of the current Board, Terry Feeney, George W. Karpus and Bruce W. Shewmaker have informed the Board that they will not stand for re-election and, thus, will not serve on the Board effective as of the date of the Meeting. Mr. Shewmaker was appointed an officer of the Fund, Managing Director, effective November 15, 2003, and will continue to serve the Fund in such capacity.

     Except for Mr. Tokarz, who was elected as a Director by the Board effective November 6, 2003, all of the Directors were elected at the 2003 Annual Meeting, replacing the previous board in its entirety.

     Although several members of the Board were elected to serve terms greater than one year, the Board has determined to have each of the present Directors, except for Terry Feeney, George W. Karpus and Bruce W. Shewmaker, stand for re-election at this time. The Board has determined not to fill the vacancies that would be created by Mr. Karpus' and Mr. Shewmaker's decision not to stand for re-election and has thus determined to fix the number of Director seats at five, effective upon the election of the nominees. (If elected, Mr. Everett would be filling the vacancy created by Mr. Feeney's decision not to stand for re-election.)

     The persons named as proxies on the enclosed Proxy Card intend, in the absence of contrary instructions, to vote all proxies they are entitled to vote in favor of the election of the five nominees named above to serve as the Directors. Each of the nominees has consented to stand for election and to serve if elected. If elected, a nominee will serve for a term of one year until the next annual meeting of stockholders after his or her election. If any nominee should be unable to serve, an event that is not now anticipated, the persons named as proxies will vote for such replacement nominee as may be recommended by the presently serving Directors.

     Information regarding the nominees and the officers of the Fund, including brief biographical information, is set forth below.

                                                                                                 (5)
                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN           (6)
                                  (2)                                                       FUND COMPLEX           OTHER
                              POSITION(S)          (3)                                       OVERSEEN BY       DIRECTORSHIPS
                                 HELD        TERM OF OFFICE/               (4)               DIRECTOR OR      HELD BY DIRECTOR
         (1)                   WITH THE         LENGTH OF       PRINCIPAL OCCUPATION(S)      NOMINEE FOR       OR NOMINEE FOR
 NAME, ADDRESS AND AGE           FUND          TIME SERVED        DURING PAST 5 YEARS         DIRECTOR            DIRECTOR
------------------------      ----------     ---------------    ----------------------      -------------     ----------------

NOMINEES FOR INDEPENDENT DIRECTORS

Emilio A. Dominianni          Director      1 year/1year        Mr. Dominianni is a             None*          See column (4)
                                                                retired Partner of, and
Riverview at Purchase                                           is currently a
287 Bowman Avenue                                               Consultant to, the law
3rd Floor                                                       firm of Coudert Brothers
Purchase, NY  10577                                             LLP.  He is also a
                                                                Consultant to Air
Age: 72                                                         Liquide America Corp.,
                                                                an industrial gas
                                                                corporation.  Mr.
                                                                Dominianni is Director
                                                                and Secretary of
                                                                American Air Liquide,
                                                                Inc. and Air Liquide
                                                                International Corp.,
                                                                industrial gas
                                                                corporations, and a
                                                                Director of Mouli
                                                                Manufacturing Corp., a
                                                                kitchen utensil supply
                                                                company.

                                                                                                 (5)
                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN           (6)
                                  (2)                                                       FUND COMPLEX           OTHER
                              POSITION(S)          (3)                                       OVERSEEN BY       DIRECTORSHIPS
                                 HELD        TERM OF OFFICE/               (4)               DIRECTOR OR      HELD BY DIRECTOR
         (1)                   WITH THE         LENGTH OF       PRINCIPAL OCCUPATION(S)      NOMINEE FOR       OR NOMINEE FOR
 NAME, ADDRESS AND AGE           FUND          TIME SERVED        DURING PAST 5 YEARS         DIRECTOR            DIRECTOR
------------------------      ----------     ---------------    ----------------------      -------------     ----------------

Gerald Hellerman              Director      1 year/1year        Mr. Hellerman has been          None*          See column (4)
                                                                the Principal of
Riverview at Purchase                                           Hellerman Associates, a
287 Bowman Avenue                                               financial and corporate
3rd Floor                                                       consulting firm, since
Purchase, NY  10577                                             the firm's inception in
                                                                1993. He is currently a
Age: 66                                                         Director and President
                                                                of The Mexico Equity and
                                                                Income Fund, Inc., a
                                                                Director of Innovative
                                                                Clinical Solutions,
                                                                Ltd., a company holding
                                                                an investment in a
                                                                privately-owned clinical
                                                                knowledge company in the
                                                                neuropsychiatry illness
                                                                field, a Director of
                                                                Frank's Nursery &
                                                                Crafts, Inc., a company
                                                                operating the nation's
                                                                largest chain of lawn
                                                                and garden retail
                                                                stores, a Director of
                                                                Brantley Capital
                                                                Corporation, and
                                                                President of ICSL.  Mr.
                                                                Hellerman is presently
                                                                serving as
                                                                Manager-Investment
                                                                Advisor for a U.S.
                                                                Department of Justice
                                                                Settlement Trust.  Mr.
                                                                Hellerman has served as
                                                                a Trustee or Director of
                                                                Third Avenue Value
                                                                Trust, a Trustee of
                                                                Third Avenue Variable
                                                                Series Trust, and a
                                                                Director of Clemente
                                                                Global Growth Fund, Inc.

                                                                                                 (5)
                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN           (6)
                                  (2)                                                       FUND COMPLEX           OTHER
                              POSITION(S)          (3)                                       OVERSEEN BY       DIRECTORSHIPS
                                 HELD        TERM OF OFFICE/               (4)               DIRECTOR OR      HELD BY DIRECTOR
         (1)                   WITH THE         LENGTH OF       PRINCIPAL OCCUPATION(S)      NOMINEE FOR       OR NOMINEE FOR
 NAME, ADDRESS AND AGE           FUND          TIME SERVED        DURING PAST 5 YEARS         DIRECTOR            DIRECTOR
------------------------      ----------     ---------------    ----------------------      -------------     ----------------

Robert C. Knapp               Director      1 year/1year        Mr. Knapp is a Managing         None*          See column (4)
                                                                Director of  Millennium
Millenco, L.P.                                                  Partners.  He is also a
666 Fifth Avenue, 8th Floor                                     Director of the Vietnam
New York, NY  10103                                             Opportunity Fund, a
                                                                Cayman Islands private
Age: 37                                                         equity fund listed on
                                                                the London Stock
                                                                Exchange, and the First
                                                                Hungary Fund, a Channel
                                                                Islands private equity
                                                                fund.  In 2001 and 2002,
                                                                he served as a Director
                                                                of Vietnam Frontier
                                                                Fund, a Cayman Islands
                                                                investment company.

Robert S. Everett             Director      1 year/no time      Mr. Everett is a                None*          See column (4)
                                            served              Managing Director of
Everett & Solsvig, Inc.                                         Everett & Solsvig, Inc.,
10 Rockefeller Plaza                                            a firm that assists
Suite 815                                                       equity and debt holders
New York, NY 10020                                              who own positions in
                                                                troubled companies.  He
Age: 40                                                         also is currently
                                                                serving as Chief
                                                                Restructuring Officer of
                                                                Cornerstone Propane
                                                                Partners, L.P., a
                                                                propane distribution
                                                                company, and is an
                                                                Officer of its
                                                                subsidiary, Cornerstone
                                                                Propane, L.P.  Mr.
                                                                Everett is also a
                                                                Director of Kriton
                                                                Medical Inc, Pangborn
                                                                Corp., CSS Holdings
                                                                Corp, and Calimet Coach
                                                                Company.  Mr. Everett
                                                                has previously founded
                                                                Kulen Capital, L.P., a
                                                                middle market private
                                                                investment fund, and has
                                                                served as Managing
                                                                Director of Kulen
                                                                Capital Corp.  He served
                                                                as interim Chief
                                                                Executive Officer of the
                                                                Fund from March 2003
                                                                until November 2003.

                                                                                                 (5)
                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN           (6)
                                  (2)                                                       FUND COMPLEX           OTHER
                              POSITION(S)          (3)                                       OVERSEEN BY       DIRECTORSHIPS
                                 HELD        TERM OF OFFICE/               (4)               DIRECTOR OR      HELD BY DIRECTOR
         (1)                   WITH THE         LENGTH OF       PRINCIPAL OCCUPATION(S)      NOMINEE FOR       OR NOMINEE FOR
 NAME, ADDRESS AND AGE           FUND          TIME SERVED        DURING PAST 5 YEARS         DIRECTOR            DIRECTOR
------------------------      ----------     ---------------    ----------------------      -------------     ----------------

OFFICER AND NOMINEE FOR INTERESTED DIRECTOR

Michael Tokarz**              Director,     1 year/3 months     Mr. Tokarz is Chairman of        None*         See column (4)
                              Chairman,                         The Tokarz Group, a
Riverview at Purchase         and                               private merchant bank,
287 Bowman Avenue             Portfolio                         since 2002.  Prior to
3rd Floor                     Manager                           this, Mr. Tokarz was a
Purchase, NY  10577                                             senior General Partner and
                                                                Administrative Partner at
Age: 54                                                         Kohlberg Kravis Roberts &
                                                                Co., a private equity firm
                                                                specializing in management
                                                                buyouts.  He also
                                                                currently serves on the
                                                                corporate boards of
                                                                Conseco, Inc, Walter
                                                                Industries, Inc., IDEX
                                                                Corporation, Evenflo
                                                                Company, Inc., Spalding
                                                                Holdings Corporation,
                                                                Kamaz Stonewater Control
                                                                Systems, Lomonsov,
                                                                Athleta, Inc. and Apertio
                                                                Ltd.  Mr. Tokarz also
                                                                serves on the Board of the
                                                                University of Illinois
                                                                Foundation and its
                                                                Investment, Nominating and
                                                                Governance Committees and
                                                                as Chairman for Illinois
                                                                Emerging Technology Fund.

                                                                                                 (5)
                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN           (6)
                                  (2)                                                       FUND COMPLEX           OTHER
                              POSITION(S)          (3)                                       OVERSEEN BY       DIRECTORSHIPS
                                 HELD        TERM OF OFFICE/               (4)               DIRECTOR OR      HELD BY DIRECTOR
         (1)                   WITH THE         LENGTH OF       PRINCIPAL OCCUPATION(S)      NOMINEE FOR       OR NOMINEE FOR
 NAME, ADDRESS AND AGE           FUND          TIME SERVED        DURING PAST 5 YEARS         DIRECTOR            DIRECTOR
------------------------      ----------     ---------------    ----------------------      -------------     ----------------

OFFICERS

Bruce W. Shewmaker            Managing      Indefinite term/    Mr. Shewmaker serves as          None*         See column (4)
                              Director      more than 1 month   Advisor to Crossbow
Riverview at Purchase         (Director     (Served as          Ventures Inc, a
287 Bowman Avenue             until the     Director for        non-registered investment
3rd Floor                     date of the   approximately       management company.  Until
Purchase, NY  10577           Meeting)      1 year)             June 2003, he has served
                                                                as Managing Director of
Age: 58                                                         Crossbow Ventures Inc, and
                                                                a Vice President of
                                                                Crossbow Venture Partners
                                                                Corp., the general partner
                                                                of Crossbow Venture
                                                                Partners LP, a licensed
                                                                small business investment
                                                                company.  He also has
                                                                served as a Director of
                                                                the following Crossbow
                                                                portfolio companies: Berdy
                                                                Medical Systems, Inc., an
                                                                electronic patient record
                                                                software company; eMotion,
                                                                Inc., a digital media
                                                                management software
                                                                company; Atlantis
                                                                Technologies, Inc., a
                                                                water technology holding
                                                                company; Direct Capital
                                                                Markets, Inc., an
                                                                electronic financial
                                                                services company; and
                                                                ResQNet.com, Inc., a
                                                                web-enabling legacy
                                                                solutions company.  Mr.
                                                                Shewmaker is also a
                                                                co-founder and Director of
                                                                Infrared Imaging Systems,
                                                                Inc., a medical devices
                                                                company.  From 1999 to
                                                                2001, he was a Managing
                                                                Director of E*Offering
                                                                Corp., an investment
                                                                banking firm which merged
                                                                into Wit SoundView Group
                                                                in 2000.  He has also
                                                                served as a General
                                                                Partner of ML Oklahoma
                                                                Venture Partners, L.P., a
                                                                business development
                                                                company.

                                                                                                 (5)
                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN           (6)
                                  (2)                                                       FUND COMPLEX           OTHER
                              POSITION(S)          (3)                                       OVERSEEN BY       DIRECTORSHIPS
                                 HELD        TERM OF OFFICE/               (4)               DIRECTOR OR      HELD BY DIRECTOR
         (1)                   WITH THE         LENGTH OF       PRINCIPAL OCCUPATION(S)      NOMINEE FOR       OR NOMINEE FOR
 NAME, ADDRESS AND AGE           FUND          TIME SERVED        DURING PAST 5 YEARS         DIRECTOR            DIRECTOR
------------------------      ----------     ---------------    ----------------------      -------------     ----------------

Frances Rebecca Spark         Principal     Indefinite term/    Ms. Spark has served as          None*              None
                              Financial     approximately 1     Principal of Spark
Riverview at Purchase         Officer       month               Consulting LLC, a
287 Bowman Avenue                                               consulting company, since
3rd Floor                                                       1999.
Purchase, NY  10577

Age: 45

Jaclyn Lauren Shapiro         Secretary     Indefinite term/    Ms. Shapiro has worked in        None*              None
                                            less than 1 month   the Fund as Portfolio
Riverview at Purchase                                           Development Manager since
287 Bowman Avenue                                               August 2002.  Prior to
3rd Floor                                                       that, she was an Associate
Purchase, NY  10577                                             and Business Manager with
                                                                Draper Fisher Jurvetson
Age: 25                                                         meVC Management Co. LLC,
                                                                the former investment
                                                                sub-adviser to the Fund,
                                                                and an Associate at
                                                                Newmark & Bank
                                                                Company/ONCOR
                                                                International, Inc., a
                                                                commercial real estate
                                                                company.

*   Other than the Fund.
** Mr. Tokarz is an Interested Director because he serves as an officer of the Fund.



     BOARD MEETINGS AND COMMITTEES.

     The Board currently has an Audit Committee, a Valuation Committee, a Nominating/Corporate Governance Committee and a Compensation Committee. The Board has adopted a written charter for the Audit Committee, a copy of which is attached to this Proxy Statement as Exhibit A.

     The current members of the Audit Committee are Messrs. Dominianni, Feeney and Hellerman, each of whom is an independent audit committee member as defined in Sections 303.01 (B)(2)(a) and (3) of the NYSE's listing standards and is not an "interested person," as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), of the Fund (the "Independent Directors"). Mr. Hellerman is the Chairman of the Audit Committee. The Audit Committee's primary purposes are:

     o oversight responsibility with respect to: (a) the adequacy of the Fund's accounting and financial reporting processes, policies and practices; (b) the integrity of the Fund's financial statements and the independent audit thereof; (c) the adequacy of the Fund's overall system of internal controls and, as appropriate, the internal controls of certain service providers; (d) the Fund's compliance with certain legal and regulatory requirements; (e) determining the qualification and independence of the Fund's independent auditors; and (f) the Fund's internal audit function, if any; and

     o oversight of the preparation of any report required to be prepared by the Committee pursuant to the rules of the Securities and Exchange Commission ("SEC") for inclusion in the Fund's annual proxy statement with respect to the election of directors.

     The most recent fiscal year of the Fund ended on October 31, 2003. During that fiscal year, the Audit Committee held seven (7) meetings. In connection with the Fund's audited financial statements for the fiscal year ended October 31, 2003, the Audit Committee has: (i) reviewed and discussed the Fund's audited financial statements for the fiscal year ended October 31, 2003; (ii) discussed with Ernst & Young LLP ("E&Y"), the independent auditors of the Fund, the matters required to be discussed by Statements on Auditing Standards (SAS) No. 61 (Codification of Statements on Auditing Standards, AU ss. 380); (iii) received the written disclosureS and a letter from E&Y regarding, and discussed with E&Y, its independence; and (iv) recommended to the Board that the audited financial statements of the Fund for the fiscal year ended October 31, 2003, be included in the Fund's Annual Report to Stockholders for filing with the SEC.

     During the fiscal year ended October 31, 2003, the Board (following its election in February 2003) held 12 meetings. For that fiscal year, each of the nominees that are incumbent Directors attended at least 75% of the aggregate number of meetings of the Board and any committee of the Board on which such nominee served. Currently, 71% of the Directors are Independent Directors. If all of the nominees are elected by stockholders, that percentage would increase to 80%.

     The Valuation Committee, the principal purpose of which is to determine the fair values of securities in the Fund's portfolio for which market quotations are not readily available, is currently comprised of Messrs. Hellerman, Knapp and Shewmaker. The current Valuation Committee members began serving as such as of March 13, 2003. The Valuation Committee held seven (7) meetings during the fiscal year ended October 31, 2003.

     The Nominating/Corporate Governance Committee (the "Nominating Committee"), the principal purposes of which are to consider and nominate persons to serve as Independent Directors and oversee the composition and governance of the Board and its committees, is currently comprised of Messrs. Hellerman, Karpus and Knapp, each of whom is an Independent Director. The Nominating Committee was established in January 2004. The Board has adopted a written charter for the Nominating Committee (the "Charter"). A copy of the Charter is available on the Fund's web site at http://www.mvccapital.com.

     The Nominating Committee considers director candidates nominated by stockholders in accordance with procedures set forth in the Fund's By-Laws. The Fund's By-Laws provide that nominations may be made by any stockholder of record of the Fund entitled to vote for the election of directors at a meeting, provided that such nominations are made pursuant to timely notice in writing to the Secretary of the Fund. The Nominating Committee then determines the eligibility of any nominated candidate based on criteria described below. To be timely, a stockholder's notice must be received at the principal executive offices of the Fund not less than 60 days nor more than 90 days prior to the scheduled date of a meeting. A stockholder's notice to the Secretary shall set forth: (a) as to each stockholder-proposed nominee, (i) the name, age, business address and residence address of the nominee, (ii) the principal occupation or employment of the nominee, (iii) the class, series and number of shares of capital stock of the Fund that are owned beneficially by the nominee, (iv) a statement as to the nominee's citizenship, and (v) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "1934 Act"); and (b) as to the stockholder giving the notice, (i) the name and record address of the stockholder and (ii) the class, series and number of shares of capital stock of the corporation that are owned beneficially by the stockholder. The Fund or the Nominating Committee may require a stockholder who proposes a nominee to furnish any such other information as may reasonably be required by the Fund to determine the eligibility of the proposed nominee to serve as director of the Fund.

     In addition, the Nominating Committee considers potential director candidates with input from various sources, which can include: current
Directors, members of the management team, or an outside search firm. Mr. Everett, the only nominee not currently serving as a Director, was recommended to serve as a Board member by all of the Independent Directors as well as the Chairman. (Indeed, as previously discussed, Mr. Everett was elected by stockholders to serve as a Director at the 2003 Annual Meeting.) The Nominating Committee seeks to identify candidates that possess, in its view, strong character, judgment, business experience and acumen. As a minimum requirement, any eligible candidate who is not proposed to serve as an "inside Director" (I.E., a candidate who is not employed or proposed to be employed by the Fund) must not be an "interested person," as defined by the 1940 Act, of the Fund. The Nominating Committee also considers, among other factors, certain other relationships (beyond those delineated in the 1940 Act) that might impair the independence of a proposed Director.

     The Compensation Committee, the principal purpose of which is to review and set the compensation of the Independent Directors, is currently comprised of Messrs. Hellerman and Karpus. The Compensation Committee was established in March 2003. The Compensation Committee held two (2) meetings during the fiscal year ended October 31, 2003.

     The Board, including all of the Independent Directors, has adopted a policy that any communications by stockholders intended for the Board should be sent to the Fund at the address listed on the first page hereof and, if management deems it appropriate, it will forward any such communication to the Board (or applicable Board member) or disclose it to the Board (or Board member) at its next regular meeting.

     The Board has adopted a policy that encourages all Directors, to the extent reasonable and practicable, to attend the Fund's annual stockholders' meetings in person. (The current Directors were not yet serving as such at the time of the last annual meeting.)

     DIRECTOR COMPENSATION.

     The following table sets forth certain information regarding the compensation received by Directors for the fiscal year ended October 31, 2003 from the Fund. No compensation is paid by the Fund to Directors who are "interested persons," as defined by the 1940 Act, of the Fund. (The Fund is not part of any Fund Complex.) One director listed on the table below, Mr. Shewmaker, is no longer an Independent Director, since he became an interested person of the Fund when he was appointed Managing Director, effective November 15, 2003. As of that date, he ceased to receive compensation as a Director.



                               COMPENSATION TABLE

                                                     (3)                 (4)                  (5)
                                                 PENSION OR           ESTIMATED       TOTAL COMPENSATION
                               (2)               RETIREMENT             ANNUAL            FROM FUND
          (1)              AGGREGATE          BENEFITS ACCRUED         BENEFITS            AND FUND
  NAME OF PERSON,        COMPENSATION          AS PART OF FUND          UPON             COMPLEX PAID TO
     POSITION              FROM FUND              EXPENSES            RETIREMENT           DIRECTORS
--------------------   -----------------    -------------------    ----------------   -------------------

Emilio Dominianni         $49,250                    None               None              $49,250

Terry Feeney               38,750                    None               None               38,750

Gerald Hellerman           74,750                    None               None               74,750

George W. Karpus           35,500                    None               None               35,500

Robert C. Knapp            60,500                    None               None               60,500

Bruce W. Shewmaker*        70,000                    None               None               70,000



     * Mr. Shewmaker is no longer an Independent Director, since he became an interested person of the Fund when he was appointed Managing Director as of November 2003. As of November 2003, he ceased to receive compensation as an Independent Director. Mr. Shewmaker's compensation also reflects fees received for service to the Fund's Investment Committee during the months of September and October 2003. Those fees include a per-diem fee of $2,000. The Investment Committee was established principally for the purpose of analyzing potential investment opportunities relating to the Fund's existing investments. The Board has since determined to eliminate this Committee in light of the Fund's retention of Mr. Tokarz. It is expected that in the fiscal year ending October 31, 2004, Mr. Shewmaker's base compensation from the Fund for his services as Managing Director could approximate $150,000.

     At a meeting of the Board held on June 6, 2003, the Board reduced the annual retainer and per-meeting fees payable to Independent Directors by 50% for the period from July 1 to October 31, 2003. Subsequently, at a meeting of the Board held on January 29, 2004, the Board extended this period indefinitely. Currently (I.E., taking into account the 50% reduction), each Independent Director is paid an annual retainer of $15,000 and per-meeting (including Committee meetings) fees of $1,250 (or $750 in the case of telephonic meetings) by the Fund, and is reimbursed by the Fund for reasonable out-of-pocket expenses. The Chairman of each Committee of the Board receives an additional annual retainer of $1,500. The Directors do not receive any pension or retirement benefits from the Fund.

     EXECUTIVE OFFICER COMPENSATION.


     The following table sets forth certain information regarding the compensation received by Mr. Everett for the fiscal year ended October 31, 2003. (Mr. Everett was the only executive officer of the Fund that received compensation from the Fund in excess of $60,000.)

                               COMPENSATION TABLE

                                                  (3)                 (4)
                                               PENSION OR           ESTIMATED               (5)
                              (2)              RETIREMENT            ANNUAL          TOTAL COMPENSATION
      (1)                  AGGREGATE        BENEFITS ACCRUED        BENEFITS         FROM FUND AND FUND
 NAME OF PERSON,         COMPENSATION       AS PART OF FUND           UPON            COMPLEX PAID TO
    POSITION               FROM FUND            EXPENSES           RETIREMENT             OFFICERS


Robert S. Everett,*         $264,000              None               None                 $264,000
Interim Chief
Executive Officer
(until November 2003)

* Mr. Everett commenced services as interim Chief Executive Officer of the Fund on March 6, 2003. The compensation for Mr. Everett's services reflected in the table was paid by the Fund to Everett & Solsvig, Inc. ("Everett & Solsvig"), a consulting firm of which Mr. Everett is one of two partners. Mr. Everett resigned as interim Chief Executive Officer in November 2003. He did not receive any pension or retirement benefits from the Fund. In addition, certain other fees were paid to Everett & Solsvig for the provision of other administrative services to the Fund. Those fees amounted to $94,250.

     Mr. Tokarz, Chairman and Portfolio Manager, joined the Fund following the end of the last fiscal year on November 6, 2003, and thus received no compensation from the Fund during that year. Mr. Tokarz has entered into a compensation arrangement with the Fund under which he, as Portfolio Manager, will be compensated by the Fund based upon his positive performance and will be paid the lesser of: (a) 20% of the net income of the Fund for the fiscal year; or (b) the sum of (i) 20% of the net capital gains realized by the Fund in respect of investments made during his tenure as Portfolio Manager and (ii) the amount, if any, by which the Fund's total expenses for a fiscal year were less than two percent of the Fund's net assets (determined as of the last day of the period).

     Effective December 8, 2003, the Fund entered into an operating lease for its current principal executive offices located at 287 Bowman Avenue, 3rd Floor, Purchase, New York 10577, which is scheduled to expire on November 30, 2005. The building at 287 Bowman Avenue is owned by Phoenix Capital Partners, LLC, an entity which is 97% owned by Mr. Tokarz. Future payments under this lease total $110,933, with annual minimum payments of $49,517 from December 8, 2003 through October 31, 2004, $56,682 from November 1, 2004 through October 31, 2005, and $4,734 from November 1, 2005 through November 30, 2005.

     Ms. Shapiro, Mr. Shewmaker and Ms. Spark assumed their officer roles following the end of the fiscal year ended October 31, 2003 and, thus, are not identified in the executive officer compensation table.

     DIRECTOR EQUITY OWNERSHIP.

     The following table sets forth, as of the Record Date, with respect to each Director and nominee, certain information regarding the dollar range of equity securities beneficially owned in the Fund. The Fund does not belong to a family of investment companies.




                                                                       (3)
                                                          AGGREGATE DOLLAR RANGE OF EQUITY
                                      (2)              SECURITIES OF ALL FUNDS OVERSEEN OR TO
           (1)               DOLLAR RANGE OF EQUITY      BE OVERSEEN BY DIRECTOR OR NOMINEE
NAME OF DIRECTOR OR NOMINEE  SECURITIES IN THE FUND       IN FAMILY OF INVESTMENT COMPANIES
---------------------------  ----------------------     -------------------------------------

Emilio Dominianni                $0-$10,000                         $0-$10,000

Terry Feeney                        None*                              None*

Gerald Hellerman                 $0-$10,000                         $0-$10,000

George W. Karpus                    None                               None

Robert C. Knapp                     None*                              None*

Robert S. Everett               Over $100,000                      Over $100,000

Michael Tokarz                  Over $100,000                      Over $100,000

Bruce W. Shewmaker               $0-$10,000                         $0-$10,000



* Messrs. Knapp and Feeney are Managing Director and Vice Chairman/Chief Operating Officer, respectively, of Millennium Partners, L.P. The general partner of Millennium Partners, L.P., Millennium USA, L.P. and Millenco, L.P. is Millennium Management, LLC. Millennium USA, L.P., Millennium International, Ltd. and Millennium Global Estate, L.P. are funds that are limited partners of Millennium Partners, L.P., each of which holds 444,771 shares, 334,729 shares, and 145,700 shares, respectively, of the Fund. In addition, Millenco, L.P. holds 196,700 shares of the Fund. Messrs. Knapp and Feeney disclaim all beneficial ownership in these shares.

                                  VOTE REQUIRED

     THE ELECTION OF THE NOMINEES REQUIRES THE AFFIRMATIVE VOTE OF A PLURALITY OF THE VOTES PRESENT OR REPRESENTED BY PROXY AT THE MEETING AND ENTITLED TO VOTE ON THE ELECTION OF THE NOMINEES.

     The Board recommends a vote "FOR" the election of all of the nominees.

                                   PROPOSAL 2

           APPROVAL OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION
             CHANGING THE NAME OF THE FUND FROM "MEVC DRAPER FISHER
                 JURVETSON FUND I, INC." TO "MVC CAPITAL, INC."

     At a meeting on January 29, 2004, the Board unanimously approved a proposed amendment to Article I of the Certificate of Incorporation of the Fund to change the Fund's name from "meVC Draper Fisher Jurvetson Fund I, Inc." to "MVC Capital, Inc." The Board believes that this change is in the best interests of the Fund because the Fund currently operates under the d/b/a (I.E., "doing business as") "MVC Capital." Accordingly, the Board directed that the proposed amendment be submitted to a vote of the stockholders at the Meeting. The proposed amendment restates Article I of the Fund's Certificate of Incorporation as follows:

                                    ARTICLE I

                The name of this corporation is MVC Capital, Inc.

     If approved, the amendment would be effective and implemented as of a date designated by the Fund's officers, but no later than August 31, 2004.

                                  VOTE REQUIRED

     APPROVAL OF PROPOSAL 2 REQUIRES THE AFFIRMATIVE VOTE OF THE MAJORITY OF THE OUTSTANDING SHARES OF THE FUND ENTITLED TO VOTE ON THIS PROPOSAL.

     The Board recommends a vote "FOR" the proposal to approve the amendment to the Certificate of Incorporation changing the Fund's name from "meVC Draper Fisher Jurvetson Fund I, Inc." to "MVC Capital, Inc."


                               VOTING INFORMATION

     A quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as shares that are present at the Meeting. Abstentions will have no effect on the outcome of voting on Proposal 1. However, because approval of Proposal 2 requires the affirmative vote of the holders of a majority of the outstanding shares entitled to vote, abstentions on Proposal 2 will have the effect as votes "against" the proposal.

     In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve any proposal are not received, the persons named as proxies, or their substitutes, may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. Any adjourned session or sessions may be held after the date set for the Meeting without notice, except announcement at the Meeting (or any adjournment thereof); provided, that if the Meeting is adjourned to a date that is more than thirty

(30) days after the date for which the Meeting was originally called, written notice will be provided to stockholders. Any adjournment will require the affirmative vote of a majority of the shares represented at the Meeting in person or by proxy. In the event an adjournment is proposed because a quorum is not present, the persons named as proxies will vote those proxies they are entitled to vote FOR all of the nominees in favor of such adjournment, and will vote those proxies required to WITHHOLD on any nominee, against any such adjournment. In the event a quorum is present but sufficient votes to approve Proposal 2 are not received, the persons named as proxies will vote those proxies they are entitled to vote FOR Proposal 2 in favor of such adjournment, and will vote those proxies required to be voted AGAINST Proposal 2, against any such adjournment.

     Most beneficial owners whose shares are held in street name will receive voting instruction forms from their banks, brokers or other agents, rather than the Fund's Proxy Card. A number of banks and brokerage firms are participating in a program that offers a means to grant proxies to vote shares via the Internet or by telephone. If your shares are held in an account with a bank or broker participating in this program, you may grant a proxy to vote those shares via the Internet or telephonically by using the web site or telephone number shown on the instruction form received from your broker or bank.

                            EXPENSES OF SOLICITATION

     The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Stockholders and the enclosed Proxy Card, as well as the costs associated with the proxy solicitation, will be borne by the Fund.

                    OTHER MATTERS AND ADDITIONAL INFORMATION

     OTHER BUSINESS AT THE MEETING.

     The Board does not intend to bring any matters before the Meeting other than as stated in this Proxy Statement, and is not aware that any other matters will be presented for action at the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named as proxies to vote on such matters in accordance with their best judgment, unless specific instructions have been given.

     FUTURE STOCKHOLDER PROPOSALS.

     If a stockholder intends to present a proposal at the annual meeting of stockholders of the Fund to be held in 2005 (the "2005 Annual Meeting") AND desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the Secretary of the Fund at the principal executive office of the Fund, Riverview at Purchase, 287 Bowman Avenue, 3rd Floor, Purchase, New York 10577, and such proposal must be received by the Secretary no later than October 30, 2004. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the 1934 Act.

     Stockholders wishing to present proposals at the 2005 Annual Meeting must send written notice of such proposals to the Secretary of the Fund at the principal executive office of the

Fund, Riverview at Purchase, 287 Bowman Avenue, 3rd Floor, Purchase, New York 10577, and such proposals must be received by the Secretary no sooner than December 29, 2004, and no later than January 28, 2005, in the form prescribed in the Fund's By-Laws.

     RESULTS OF VOTING.

     Stockholders will be informed of the voting results of the Meeting in the Fund's quarterly report for the fiscal quarter ending April 30, 2004 on Form 10-Q which will be filed with the SEC on or before June 14, 2004.

                      ADDITIONAL INFORMATION ABOUT THE FUND

INVESTMENT ADVISER.

     The Fund does not have an investment adviser. The Fund's portfolio is managed internally by Mr. Tokarz, Chairman and Portfolio Manager of the Fund.

ADMINISTRATOR.

     U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, WI 53202, serves as the administrator, custodian and accounting agent of the Fund.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.

     Section 16(a) of the 1934 Act, and Section 30(h) of the 1940 Act, taken together, require that the Directors, officers of the Fund and beneficial owners of more than 10% of the equity securities of the Fund (collectively, "Reporting Persons") file with the SEC reports of their beneficial ownership and changes in their beneficial ownership of the Fund's securities. Based solely on its review of the copies of such reports, the Fund believes that each of the Reporting Persons who was a Reporting Person during the fiscal year ended October 31, 2003, has complied with applicable filing requirements.

     Exhibit B attached hereto identifies holders of more than 5% of the shares of the Fund's common stock as of the Record Date.

INDEPENDENT PUBLIC ACCOUNTANTS.

     The Board, upon approval and recommendation of the Audit Committee, at a meeting held on January 12, 2004, selected E&Y to serve as the independent accountants for the Fund for the fiscal year ending October 31, 2004. E&Y was approved by the Audit Committee and the Board to serve as the independent accountants for the Fund for the fiscal year ended October 31, 2003, and has served in such capacity since October 27, 2003. A representative of E&Y will attend the Meeting to respond to appropriate questions and make a statement, if he/she so desires.

     The previous independent accountants of the Fund, PricewaterhouseCoopers ("PwC"), resigned as the independent accountants of the Fund on April 16, 2003.

On April 23, 2003, the Fund filed a report on Form 8-K disclosing PwC's resignation. During the past two fiscal years of the Fund, PwC's report on the financial statements for either of the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the two fiscal years of the Fund ended October 31, 2001 and 2002, respectively, and the subsequent interim period through April 16, 2003, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused PwC to make reference to the subject matter of the disagreement in connection with its reports on the financial statements.

     During the Fund's two fiscal years ended October 31, 2001 and 2002, respectively, and the subsequent interim period prior to the engagement of E&Y, the Fund (or anyone on its behalf) did not consult E&Y regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Fund's financial statements; or (iii) any matter that was either the subject of a disagreement or a reportable event.

          AUDIT FEES:

          The aggregate fees for professional services rendered by E&Y for the audit of the Fund's annual financial statements for the fiscal year ended October 31, 2003 are $95,000.

          The aggregate fees billed for professional services rendered by PwC for the audit of the Fund's annual financial statements for the fiscal year ended October 31, 2002 were $114,500.

          FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES:

          For the fiscal year ended October 31, 2003, the Fund did not obtain any financial information systems design and implementation services from E&Y.

          For the fiscal year ended October 31, 2002, the Fund did not obtain any financial information systems design and implementation services from PwC.

          OTHER FEES:

          For the fiscal year ended October 31, 2003, the Fund was not billed fees for any tax return preparation and other tax-related services provided by E&Y to the Fund.

          For the fiscal year ended October 31, 2002, the Fund was billed fees of $46,500 for tax return preparation and other tax-related services provided by PwC to the Fund.

         The Audit Committee has considered whether E&Y has maintained its independence during the fiscal year ended October 31, 2003.

     The Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the independent accountants; PROVIDED, HOWEVER, that the Audit Committee may specifically authorize its Chairman to pre-approve the provision of any non-audit service to the Fund. Further, the foregoing pre-approval policy may be waived, with respect to the provision of any non-audit services, consistent with the exceptions provided for in the federal securities laws. All of the audit and tax services provided by E&Y for the fiscal year ended October 31, 2003 were pre-approved by the Audit Committee. For the fiscal year ended October 31, 2003, the Fund's Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by E&Y.



By Order of the Board of Directors,
Michael Tokarz, Chairman

Dated:  February 26, 2004




STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. ALTERNATIVELY, YOU MAY HAVE THE ABILITY TO VOTE YOUR SHARES BY THE INTERNET OR BY TELEPHONE.

                                    EXHIBIT A

                  AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

                    MEVC DRAPER FISHER JURVETSON FUND I, INC.

                                January 12, 2004

     This charter sets forth the purpose, authority and responsibilities of the Audit Committee of the Board of Directors (the "Board") of meVC Draper Fisher Jurvetson Fund I, Inc. (the "Fund"), a Delaware corporation.


PURPOSES

     The Audit Committee of the Board (the "Committee") has, as its primary purposes:

     (i) oversight responsibility with respect to: (a) the adequacy of the Fund's accounting and financial reporting processes, policies and practices; (b) the integrity of the Fund's financial statements and the independent audit thereof; (c) the adequacy of the Fund's overall system of internal controls and, as appropriate, the internal controls of certain service providers; (d) the Fund's compliance with certain legal and regulatory requirements; (e) determining the qualification and independence of the Fund's independent auditors; and (f) the Fund's internal audit function, if any; and

     (ii) oversight of the preparation of any report required to be prepared by the Committee pursuant to the rules of the Securities and Exchange Commission ("SEC") for inclusion in the Fund's annual proxy statement with respect to the election of directors.


AUTHORITY

     The Committee has been duly established by the Board and shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain counsel and other experts or consultants at the expense of the Fund. The Committee has the authority and responsibility to retain and terminate the Fund's independent auditors. In connection therewith, the Committee must evaluate the independence of the Fund's independent auditors and receive the auditors' specific representations as to their independence.


COMPOSITION AND TERM OF COMMITTEE MEMBERS

     The Committee shall be comprised of a minimum of three Directors of the Board. To be eligible to serve as a member of the Committee, a Director must be an "Independent Director", which term shall mean a Director who is not an "interested person," as defined in the Investment Company Act of 1940, as amended, of the Fund. The members of the Committee shall designate one member to serve as Chairman of the Committee.

     Each member of the Committee shall serve until a successor is appointed.

     The Board must determine whether: (i) the Committee has at least one member who is an "audit committee financial expert," ("ACFE") as such term is defined in the rules adopted under Section 407 of the Sarbanes-Oxley Act of 2002; (ii) the Committee has at least one member who possesses "accounting and financial management expertise" (as such term is described under the New York Stock Exchange Listing Requirements) which may be based on past employment expertise, professional certification in accounting or other comparable experience or background that indicates an individual's financial sophistication; and (iii) each member of the Committee possesses sufficient "financial literacy," as required under the New York Stock Exchange Listing Requirements. The designation of a person as an ACFE is not intended to impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor does it decrease the duties and obligations of other Committee members or the Board.


MEETINGS

     The Committee shall meet on a regular basis and no less frequently than quarterly. The Committee shall meet, at a minimum, within 90 days prior to the filing of each annual and quarterly report of the Fund on Forms 10-K and 10-Q, respectively. Periodically, the Committee shall meet to discuss with management the annual audited financial statements and quarterly financial statements, including the Fund's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations." Periodically, the Committee should meet separately with each of management, any personnel responsible for the internal audit function and, if deemed necessary, the Fund's administrator and independent auditors to discuss any matters that the Committee or any of these persons or firms believe should be discussed privately. The Committee may request any officer or employee of the Fund, or the Fund's legal counsel (or counsel to the Independent Directors of the Board) or the Fund's independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

     Minutes of each meeting will be taken and circulated to all members of the Committee in a timely manner.

     Any action of the Committee requires the vote of a majority of the Committee members present, whether in person or otherwise, at the meeting at which such action is considered. At any meeting of the Committee, one member of the Committee shall constitute a quorum for the purpose of taking any action.


DUTIES AND POWERS AND OF THE COMMITTEE

     The duties and powers of the Committee include, but are not limited to, the following:

o bears direct responsibility for the appointment, compensation, retention and oversight of the work of the Fund's independent auditors (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund, and the independent auditors must report directly to the Committee;

o set the compensation for the independent auditors, such amount to be paid by the Fund;

o        evaluate  the  independence  of the Fund's  independent  auditors  and
         receive   the   auditors'   specific   representations   as  to  their
         independence;

o to the extent required by applicable law, pre-approve: (i) all audit and non-audit services that the Fund's independent auditors provide to the Fund and (ii) all non-audit services that the Fund's independent auditors provide to the Fund's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund (To the extent specifically authorized by the Audit Committee, the Chairman of the Audit Committee may pre-approve the provision of any non-audit services to the Fund.);

o meet with the Fund's independent auditors, including private meetings, as necessary to (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of the audit; (iii) review any audit problems or difficulties with management's response; (iv) consider the auditors' comments with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto; and (v) review the form of opinion the auditors propose to render to the Directors and the shareholders of the Fund;

o review reports prepared by the Fund's independent auditors detailing the fees paid to the Fund's independent auditors for: (i) audit services (includes all services necessary to perform an audit, services provided in connection with statutory and regulatory filings or engagements and other services generally provided by independent auditors, such as comfort letters, statutory audits, attest services, consents and assistance with, and review of, documents filed with the
         SEC); (ii) audit-related services (covers assurance and due diligence services, including, employee benefit plan audits, due diligence related to mergers and acquisitions, consultations and audits in connection with acquisitions, internal control reviews and consultations concerning financial accounting and reporting standards); (iii) tax services (services performed by a professional staff in the accounting firm's tax division, except those services related to the audit, including tax compliance, tax planning and tax advice); and (iv) other services (includes financial information systems implementation and design);

o         ensure  that the  Fund's  independent  auditors  prepare  and  deliver
          annually  to  the  Committee  a  written   statement  (the  "Auditors'
          Statement") describing: (i) the auditors' internal quality control procedures; (ii) any material issues raised by the most recent internal quality control review or peer review of the auditors,  or by
         any  inquiry  or   investigation   by   governmental  or  professional
         authorities within the preceding five years respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditors and the Fund, including each non-audit service provided to the Fund and the matters set forth in Independence Standards Board No. 1;

o prior to filing an annual report with the SEC, receive and review a written report, as of a date 90 days or less prior to the filing, to the Committee from the Fund's independent auditors regarding any: (i) critical accounting policies to be used; (ii) alternative accounting treatments that have been discussed with the Fund's management along with a description of the ramifications of the use of such alternative treatments and the treatment preferred by the independent auditors; and (iii) material written communications between the auditor and management of the Fund;

o oversee the Fund's internal controls and annual and quarterly financial reporting process, including results of the annual audit. Oversee internal accounting controls relating to the activities of the Fund's custodian, investment adviser and administrator through the periodic review of reports, discussions with appropriate officers and consideration of reviews provided by internal audit staff;

o establish procedures for: (i) the receipt, retention and treatment of complaints received by the Fund from any source regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission from employees of the Fund and its service providers of concerns regarding questionable accounting or auditing matters;

o review of any issues brought to the Committee's attention by independent public accountants or the Fund's management, including those relating to any deficiencies in the design or operation of internal controls which could adversely affect the Fund's ability to record, process, summarize and report financial data, any material weaknesses in internal controls and any fraud, whether or not material, that involves management or other employees who have a significant role in the Fund's internal controls;

o review and evaluate the qualifications, performance and independence of the lead partner of the Fund's independent auditors;

o require the Fund's independent auditors to report any instance of an audit partner of those auditors earning or receiving compensation based on that partner procuring engagements with the Fund to provide any services other than audit, review or attest services;

o        resolve  any   disagreements   between  the  Fund's   management   and
         independent auditors concerning the Fund's financial reporting;

o to the extent there are Directors who are not members of the Committee, report its activities to the on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate;

o discuss any Fund press releases relating to its financial statements (to the extent such releases are not discussed by the Valuation Committee or the Board);

o        discuss any policies with respect to risk management;

o set clear hiring policies for employees or former employees of the independent auditors;

o        conduct an annual performance evaluation of the Committee;

o review the Committee's charter at least annually and recommend any material changes to the Board; and

o review such other matters as may be appropriately delegated to the Committee by the Board.

                                    EXHIBIT B

     As of the Record Date, to the Fund's knowledge, the following stockholders owned of record more than 5% of the outstanding shares of Common Stock of the Fund ("Shares") indicated below. The Fund does not know whether such persons also beneficially own such shares.



---------------------------------------------------------------- ----------------------------- -----------------------
                 STOCKHOLDER NAME AND ADDRESS                       AMOUNT OF SHARES OWNED       PERCENTAGE OF FUND
                                                                                                        HELD
---------------------------------------------------------------- ----------------------------- -----------------------
Deutsche Bank AG                                                           992,220                      8.1%
DB Advisors, L.L.C.
Deutsche Bank AG London Branch
Deutsche Bank Securities Inc.
Taunusanlage 12, D-60325
Frankfurt am Main
Federal Republic of Germany

---------------------------------------------------------------- ----------------------------- -----------------------
Millenco, L.P.                                                            1,121,900                     9.1%
Millennium USA, L.P.
Millennium International, Ltd. and
Millenco Global Estate, L.P.
c/o Millennium Management, LLC
666 Fifth Avenue, 8th Floor
New York, NY  10103

---------------------------------------------------------------- ----------------------------- -----------------------
Cannell Capital LLC                                                       1,649,600                    13.4%
J. Carlo Cannell
The Anegada Fund Limited
The Cuttyhunk Fund Limited
Tonga Partners, L.P.
GS Cannell Portfolio, LLC and
Pleiades Investment Partners, LP
150 California Street, 5th Floor
San Francisco, CA 94111

---------------------------------------------------------------- ----------------------------- -----------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS


The following general rules for signing Proxy Cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your Proxy Card properly.

                  1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the Proxy Card.

                  2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the Proxy Card.

                  3. ALL OTHER ACCOUNTS: The capacity of the individual signing the Proxy Card should be indicated unless it is reflected in the form of registration. For example:

   REGISTRATION                                            VALID SIGNATURES

   CORPORATE ACCOUNTS
   (1) ABC Corp............................................ABC Corp.
   (2) ABC Corp............................................John Doe, Treasurer
   (3) ABC Corp. c/o John Doe, Treasurer...................John Doe
   (4) ABC Profit Sharing Plan.............................John Doe, Treasurer

   TRUST ACCOUNTS
   (1) ABC Trust...........................................Jane B. Doe, Trustee
   (2) Jane B. Doe, Trustee u/t/d 12/28/78.................Jane B. Doe

   CUSTODIAL OR ESTATE ACCOUNTS
   (1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA...John B. Smith
   (2) John B. Smith.......................................John B. Smith, Jr.,
                                                           Executor

                    MEVC DRAPER FISHER JURVETSON FUND I, INC.
                               (D/B/A MVC CAPITAL)

                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

                         ANNUAL MEETING OF STOCKHOLDERS
                                 MARCH 29, 2004

This proxy is solicited on behalf of the Board of Directors of meVC Draper Fisher Jurvetson Fund I, Inc. (the "Fund") for use at the annual meeting of stockholders to be held at 10:00 a.m. (Eastern time), on March 29, 2004, at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, NY 10022 (the "Meeting"), and relates to the proposals with respect to the Fund set forth in the Notice of Annual Meeting of Stockholders dated February 26, 2004.

The undersigned hereby appoints Michael Tokarz and Bruce W. Shewmaker and each of them proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote, as designated, on behalf of the undersigned at the Meeting and any adjournment thereof, all shares of the Fund which the undersigned is entitled to vote at the Meeting and any adjournment thereof.

Your vote is important. If this proxy is properly executed and received by the Fund prior to the Meeting, shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy will be voted "FOR" each of Proposal 1 and 2 and to grant discretionary authority to vote upon such other business as may properly come before the Meeting or any adjournment thereof. The undersigned hereby revokes any proxy previously given.

Please mark, sign, date and return promptly in the enclosed envelope if you are not voting by telephone or the Internet.

Some stockholders whose shares are held in street name will receive voting instruction forms from their banks, brokers or other agents (rather than the fund's proxy card) which describe how such stockholders can vote by telephone or internet. Instead of mailing their proxies, such stockholders may choose one of the two voting methods outlined below to vote their proxies. Have this card in hand when calling or logging on.

TO VOTE BY TELEPHONE:

1) Read the Proxy  Statement  and have the Proxy Card below at hand.
2) Call the Toll Free Number on your voting  instruction  form.
3) Enter the control number set forth on your voting instruction form and follow the simple instructions.

TO VOTE BY INTERNET:
1) Read the Proxy  Statement and have the Proxy Card below at hand.
2) Go to the web site listed on your voting  instruction form.
3) Enter the control number set forth on your voting instruction form and follow the simple instructions.

Proxies submitted by telephone or the Internet must be received by 12:00 a.m. (Eastern time) on March 29, 2004.

           TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS

               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

                    MEVC DRAPER FISHER JURVETSON FUND I, INC.

Your vote is important, no matter how many shares you own. You may receive additional Proxy Cards for other accounts. These are not duplicates; you should sign and return each Proxy Card in order for your votes to be counted.

Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR the proposals set forth below.

       THE BOARD OF DIRECTORS OF MEVC DRAPER FISHER JURVETSON FUND I, INC. (THE "FUND") RECOMMENDS THAT YOU VOTE FOR EACH OF THE PROPOSALS SET
                                  FORTH BELOW.

1. To elect five nominees to serve as members of the Board of Directors of the Fund:

     (1)    Emilio Dominianni                    (4)    Michael Tokarz
     (2)    Gerald Hellerman                     (5)    Robert S. Everett
     (3)    Robert C. Knapp


          FOR                        WITHHOLD                       FOR ALL
          ALL                           ALL                         EXCEPT*
          [ ]                           [ ]                           [ ]

-------------------------------------------------------------------------
*INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), MARK "FOR ALL EXCEPT" AND WRITE THE NUMBER(S) OF THE NOMINEE(S) ON THE LINE ABOVE.

2. To approve an amendment to the Certificate of Incorporation of the Fund changing the name of the Fund from "meVC Draper Fisher Jurvetson Fund I, Inc." to "MVC Capital, Inc.":

             FOR                       AGAINST                      ABSTAIN

             [ ]                         [ ]                          [ ]


3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

Please sign exactly as name(s) appears hereon. If shares are held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, trustees, guardians etc. should so indicate. If stockholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

The undersigned hereby acknowledges receipt of the notice of annual meeting of stockholders and the proxy statement, dated February 26, 2004.




------------------------------------------------    Date  --------------, 2004
Signature (PLEASE SIGN WITHIN BOX)

------------------------------------------------    Date  --------------, 2004
Signature (Joint Owners)